                                                                    EXHIBIT-99.1

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                                  UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                    FORM F-N

                   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS
                     BY FOREIGN BANKS AND FOREIGN INSURANCE
                COMPANIES AND CERTAIN OF THEIR HOLDING COMPANIES
                AND FINANCE SUBSIDIARIES MAKING PUBLIC OFFERINGS
                       OF SECURITIES IN THE UNITED STATES

GENERAL INSTRUCTIONS

I.    FORM F-N SHALL BE FILED WITH THE COMMISSION IN CONNECTION WITH THE FILING
      OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 BY:

      1.   a foreign issuer that is a foreign bank or foreign insurance company excepted from the definition of an investment company by rule 3a-6
           [17 CFR 270.3a-6] under the Investment Company Act of 1940 (the "1940
           Act");

      2.   a foreign issuer that is a finance subsidiary of a foreign bank or foreign insurance company, as those terms are defined in rule 3a-6 under the 1940 Act, if such finance subsidiary is excepted from the definition of investment company by rule 3a-5 [17 CFR 270.3a-5] under the 1940 Act; or

      3.   a foreign issuer that is excepted from the definition of investment company by rule 3a- 1 [17 CFR 270.3a-1] under the 1940. Act because some or all of its majority-owned subsidiaries are foreign banks or foreign insurance companies excepted from the definition of investment company by rule 3a-6 under the 1940 Act.

II.   NOTWITHSTANDING PARAGRAPH (1), THE FOLLOWING FOREIGN ISSUERS ARE NOT
      REQUIRED TO FILE FORM F- N:

      1.   a foreign issuer that has filed Form F-X [17 CFR 239.42] under the
           Securities Act of 1933 with the Commission with respect to the securities being offered; and

      2.   a foreign issuer filing a registration statement relating to debt securities or non-voting preferred stock that has on file with the
           Commission a currently accurate Form N-6C9 [17 CFR 274.304, rescinded] under the 1940 Act.

III.  SIX COPIES OF THE FORM F-N, ONE OF WHICH SHALL BE MANUALLY SIGNED, SHALL
      BE FILED WITH THE COMMISSION AT ITS PRINCIPAL OFFICE. A FORM F-N FILED IN
      CONNECTION WITH ANY OTHER COMMISSION FORM SHOULD NOT BE BOUND TOGETHER
      WITH OR BE INCLUDED ONLY AS AN EXHIBIT TO, SUCH OTHER FORM.

      A.   Name of issuer or person filing ("Filer"):
           Endurance Specialty Holdings Ltd.
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      B.   This is (select one):

           [X]  an original filing for the Filer

           [ ]  an amended filing for the Filer

      C.   Identify the filing in conjunction with which this Form is being filed:
           Name of registrant  Endurance Specialty Holdings Ltd.
                               -------------------------------------------------

           Form type  S-3
                      ----------------------------------------------------------

           File Number (if known)
                                  ----------------------------------------------

           Filed by  Endurance Specialty Holdings Ltd.
                     -----------------------------------------------------------

           Date Filed (if filed concurrently,
           so indicate)  June 2, 2005 - concurrently
                         -------------------------------------------------------

      D.   The Filer is incorporated or organized under the laws of (Name of the jurisdiction under whose laws the filer is organized or incorporated)

           Bermuda
           ---------------------------------------------------------------------

           and has its principal place of business at (Address in full and telephone number)

           Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda.
           441-278-0440
           ---------------------------------------------------------------------

      POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION
           CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS
             THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 2306 (2-04)

      E.   The Filer designates and appoints (Name of United States person serving as agent)

                                   ("Agent") located at (Address in full in the
           CT Corporation System   United States and telephone number)
           -----------------------

           111 Eight Avenue, 13th Floor, New York, NY 10011 212-590-9200 as the
           -------------------------------------------------------------
           agent of the Filer upon whom may be served any process, pleadings, subpoenas, or other papers in:

           (a)  any investigation or administrative proceeding conducted by the
                Commission, and

           (b)  any civil suitor action brought against the Filer or to which the Filer has been joined as defendant or respondent, in any appropriate court in any place subject to the jurisdiction of any state or of the United States or any of its territories or possessions or of the District of Columbia,

           arising out of or based on any offering made or purported to be made in connection with the securities registered by the Filer on Form
           (Name of Form) S-3 filed on (Date) 6-2-05 or any purchases or sales of any security in connection therewith. The Filer stipulates and agrees that any such civil suit or action or administrative proceeding may be commenced by the service of process upon, and that service of an administrative subpoena shall be effected by service upon, such agent for service of process, and that the service as aforesaid shall be taken and held in all courts and administrative tribunals to be valid and binding as if personal service thereof had been made.

      F.   Each person filing this Form stipulates and agrees to appoint a successor agent for service of process and file an amended Form F-N if the Filer discharges the Agent or the Agent is unwilling or unable to accept service on behalf of the Filer at any time until six years have elapsed from the date of the Filer's last registration statement or report, or amendment to any such registration statement or report, filed with the Commission under the Securities Act of 1933 or
           Securities Exchange Act of 1934. Filer further undertakes to advise the Commission promptly of any change to the Agent's name or address during the applicable period by amendment of this Form referencing the file number of the relevant registration form in conjunction with which the amendment is being filed.

      G.   Each person filing this form undertakes to make available, in person or by telephone, representatives to respond to inquiries made by the
           Commission staff, and to furnish promptly, when requested to do so by the Commission staff, information relating to the securities registered pursuant to the form referenced in paragraph E or transactions in said securities.

           The Filer certifies that it has duly caused this power of attorney, consent, stipulation and agreement to be signed on its behalf by the undersigned, thereunto duly authorized, in the

           City of   Pembroke  Country of   Bermuda
                   ------------            --------------

           this  31st      day  May   20 05  A.D.
                ----------     -----     ---

           Filer:                    By  (Signature and Title):

           Endurance Specialty       /s/ John V. Del Col -
           Holdings Lts.             General Counsel and Secretary
           ---------------------     ------------------------------------------

This statement has been signed by the following persons in the capacities and on the dates indicated.

                                (Signature)  /s/ Jill E. Kranz
                                            ------------------------------------
                                (Title)  Assistant  Secretary
                                        ----------------------------------------
                                (Date)  May 31, 2005
                                       -----------------------------------------